UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2006
SYMBOL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9802	11-2308681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Symbol Plaza, Holtsville New York	11742
(Address of principal executive offices)	(Zip Code)
(631) 738-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification of Rights of Security Holders
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-4.1: RIGHTS AGREEMENT AMENDMENT
EX-99.1: JOINT PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
(a) On September 18, 2006, Symbol Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Motorola, Inc., a Delaware corporation (“Motorola”), and Motorola GTG Subsidiary I Corp., a Delaware corporation and a wholly-owned subsidiary of Motorola (“Sub”), pursuant to which Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Motorola.
Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the effective time (other than shares held by the Company, Motorola or Sub, which will be canceled without payment of any consideration) will be converted into the right to receive $15.00 in cash, without interest.
The Merger has been approved by the Company’s Board of Directors. The Merger is conditioned on, among other things, the adoption of the Merger Agreement by the stockholders of the Company and the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company may be required to pay Motorola a termination fee of $110 million, plus all of the reasonable expenses of Motorola actually incurred relating to the Merger Agreement and the transactions contemplated thereby prior to such termination up to an aggregate amount of $20 million.
The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
(b) Immediately prior to the execution of the Merger Agreement, the Company and The Bank of New York, a New York banking corporation, entered into an amendment (the “Rights Agreement Amendment”) to the Company’s Rights Agreement dated as of August 13, 2001 (the “Rights Agreement”). The purpose and effect of the Rights Agreement Amendment is to make the Rights Agreement inapplicable to the execution, delivery and performance of the Merger Agreement, the consummation of the Merger and the other transactions contemplated by the Merger Agreement.
The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed acquisition and required stockholder approval, the Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of the Company. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE COMPANY. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by going to the Company’s Investor Relations page on its corporate web site at www.symbol.com.
The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition. Information about the Company’s executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
Certain statements contained in this report, including the expected timetable for completing the proposed transaction between the Company and Motorola, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products, any other statements regarding the Company’s or Motorola’s future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent management’s current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties’ ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (iv) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (v) Motorola’s ability to successfully integrate the Company’s operations into those of Motorola and the possibility that such integration may be more difficult, time-consuming or costly than expected; (vi) revenues following the transaction may be lower than expected; (vii) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; (viii) the retention of certain key employees at the Company; (ix) the inability to protect either party’s intellectual property rights may weaken its competitive position; (x) certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party’s products; (xi) third parties may claim that either party’s products infringe their intellectual property rights; and (xii) the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC. The Company assumes no obligation to update or revise any forward-looking statement in this report, and such forward-looking statements speak only as of the date hereof.
Item 3.03. Material Modification of Rights of Security Holders.
See disclosure under Item 1.01(b) above.
Item 8.01. Other Events.
On September 19, 2006, the Company and Motorola issued a joint press release announcing that they had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1.
Management of the Company and Motorola will host a teleconference and webcast on September 19, 2006 at 8:30 AM ET to discuss the Merger Agreement and the transactions contemplated thereby. Details on accessing the teleconference are contained in the press release.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of September 18, 2006, among the Company, Motorola, Inc. and Motorola GTG Subsidiary I Corp.

4.1	Rights Agreement Amendment, dated as of September 18, 2006, by and between the Company and The Bank of New York, a New York banking corporation.

99.1	Joint Press Release, dated September 19, 2006, issued by the Company and Motorola, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBOL TECHNOLOGIES, INC.

Date: September 19, 2006	/s/ TIMOTHY T. YATES

By: Timothy T. Yates
Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of September 18, 2006, among the Company, Motorola, Inc. and Motorola GTG Subsidiary I Corp.

4.1	Rights Agreement Amendment, dated as of September 18, 2006, by and between the Company and The Bank of New York, a New York banking corporation.

99.1	Joint Press Release, dated September 19, 2006, issued by the Company and Motorola, Inc.